                                                                     EXHIBIT 3.1

                               STATE OF NEW MEXICO

                                     [SEAL]

                          CERTIFICATE OF INCORPORATION

                                       OF

                           TRINITY CAPITAL CORPORATION

                                    (85,382)


     The State Corporation Commission certifies that duplicate originals of the Articles of Incorporation attached hereto, duly signed pursuant to the provisions of the Corporation Act, have been received by it and are found to conform to law.


     Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Incorporation, and attaches hereto a duplicate original of Articles of Incorporation.

     THIS CERTIFICATE DOES NOT AUTHORIZE TRINITY CAPITAL CORPORATION TO CONDUCT A SMALL LOAN BUSINESS OR TO SELL ITS SECURITIES IN THE STATE OF NEW MEXICO WITHOUT FIRST OBTAINING SPECIFIC AUTHORITY FROM THE DEPARTMENT OF BANKING.


                               IN TESTIMONY WHEREOF, THE STATE CORPORATION
                                    COMMISSION OF THE STATE OF NEW MEXICO
                                    HAS CAUSED THIS CERTIFICATE TO BE SIGNED
                                    BY ITS CHAIRMAN AND THE SEAL OF SAID
                                    COMMISSION TO BE AFFIXED AT THE CITY OF
                                    SANTA FE ON THIS 19TH DAY OF SEPTEMBER, 1975


ATTEST:

/s/  [ILLEGIBLE]               /s/  [ILLEGIBLE]
---------------------          ------------------------------

[SEAL]

                            ARTICLES OF INCORPORATION

                                       OF

                           TRINITY CAPITAL CORPORATION

          The undersigned for the purpose of incorporating a corporation under
Section 51-25-2 of the New Mexico Statutes Annotated, adopt the following Articles of Incorporation for such corporation:

          FIRST: The name of the corporation is "TRINITY CAPITAL CORPORATION".

          SECOND: The purpose or purposes for which the corporation is organized are:

          To constitute a bank holding company and to do all acts permissible under the provisions of 12 united states code, section 1841 to 1844, inclusive, and 1846 to 1849, inclusive, as the same now exists or may be from time to time amended and all acts permissible under regulations now existing or promulgated from time to time by the board of Governors of the Federal Reserve System pursuant to said statutes.

          THIRD: The aggregate number of shares which the corporation shall have authority to issue is fifty thousand (50,000) without par value.

          FOURTH: The corporation will not commence business until consideration of the value of at least $1,000.00 has been received from the issuance of shares.

          FIFTH: No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, or any bonds, debentures or other securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

          SIXTH: The address of its initial registered office is Los Alamos National Bank, 1615 Central Avenue, Los Alamos, New Mexico, and the name of its initial registered agent at such address is Mona Williams.

[SEAL]

          SEVENTH: The number of directors constituting the initial board of directors of the corporation is ten (10), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

    NAME                              ADDRESS
    ----                              -------
George A. Cowan               721 42nd Street
                              Los Alamos, New Mexico 87544

Thurman E. Gunter             191 El Gancho
                              Los Alamos, New Mexico 87544

Harold T. Moore               193 Tunyo
                              Los Alamos, New Mexico 87544

John D. Rogers                329 Rover Boulevard
                              Los Alamos, New Mexico 87544

John H. Russell               1165 41st Street
                              Los Alamos, New Mexico 87544

F. C. Sander                  4429 Trinity Drive
                              Los Alamos, New Mexico 87544

H. E. Speer                   Post Office Box 838
                              Los Alamos, New Mexico 87544

Wayne VanderHam               550 Totavi
                              Los Alamos, New Mexico 87544

Robert E. Waterman            Post Office Box 250
                              Los Alamos, New Mexico 87544

Mona Williams                 Post Office Box 128
                              Los Alamos, New Mexico 87544

          EIGHTH: The name and address of each incorporator is:

    NAME                             ADDRESS
    ----                             -------
George A. Cowan               721 42nd Street
                              Los Alamos, New Mexico 87544

H. E. Speer                   Post Office Box 838
                              Los Alamos, New Mexico 87544

Mona Williams                 Post Office Box 128
                              Los Alamos, New Mexico 87544

          Dated this 17th day of September, 1975


                                               /s/ George A. Cowan
                                               ---------------------------------
                                               GEORGE A. COWAN, Incorporator


                                               /s/ H. E. Speer
                                               ---------------------------------
                                               H. E. SPEER, Incorporator


                                               /s/ Mona Williams
                                               ---------------------------------
                                               MONA WILLIAMS, Incorporator

STATE OF NEW MEXICO    )
                       )  ss.
COUNTY OF LOS ALAMOS   )

          I, Louise L. Arrietta, a Notary Public, hereby certify that on the 17th day of September, 1975, personally appeared before me GEORGE A. COWAN, H.E. SPEER and MONA WILLIAMS, who being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators and that the statements therein contained are true.

          IN WITNESS WHEREOF I have hereunto set my hand and seal this 17th day of September, 1975.


                                                   /s/ Louise L. Arrietta
                                                   -----------------------------
                                                   Notary Public

My commission expires:

September 30, 1977.

                               STATE OF NEW MEXICO

                                     [SEAL

                            CERTIFICATE OF AMENDMENT

                                       OF

                           TRINITY CAPITAL CORPORATION

                                     108,699

     The State Corporation Commission certifies that duplicate originals of the Articles of Amendment attached hereto, duly signed and verified pursuant to the provisions of the BUSINESS Corporation Act, have been received by it and are found to conform to law.

     Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Amendment and attaches hereto a duplicate original of the Articles of Amendment


                                    IN TESTIMONY WHEREOF, THE STATE CORPORATION
                                    COMMISSION OF THE STATE OF NEW MEXICO HAS
                                    CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS
                                    CHAIRMAN AND THE SEAL OF SAID COMMISSION TO
                                    BE AFFIXED AT THE CITY OF SANTA FE ON

                                     NOVEMBER 23, 1983

ATTEST:

/s/ [ILLEGIBLE]                   /s/ [ILLEGIBLE]
------------------------------   ------------------------------------------
                      Director                                     Chairman

[SEAL]

                              ARTICLES OF AMENDMENT

          Trinity Capital Corporation adopts the following Articles of Amendment under the New Mexico Business Corporation Act:

                                   ARTICLE ONE

          The Shareholders adopted the following amendment to the Articles of Incorporation on October 25, 1983:

          The Third Article of the original Articles of Incorporation dated September 19, 1975, is amended to read: "The aggregate number of shares which the Corporation shall have authority to issue is 100,000."

                                   ARTICLE TWO

          The number of shares outstanding at the time of adoption was 41,652, all of which were entitled to vote on the amendment. 33,344 voted for the amendment and 50 voted against it.

          DATED: November 16, 1983

                                                    TRINITY CAPITAL CORPORATION


                                                    By /s/ [ILLEGIBLE]
                                                       -------------------------
                                                       Its President


                                                               -and-


                                                    By /s/ [ILLEGIBLE]
                                                       -------------------------
                                                       Its Secretary

[SEAL]

[SEAL]

STATE OF NEW MEXICO        )
                           ) ss.
COUNTY OF [ILLEGIBLE]      )

          I certify that on November 16, 1983, William C. Enloe, being duly sworn, declared he/she is one of the corporate officers who signed the foregoing document executed by the Corporation, and that the statements contained therein are true.


                                                    /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                    Notary Public

My commission expires:

       2-8-84

[SEAL]

                               STATE OF NEW MEXICO

                                     [SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                           TRINITY CAPITAL CORPORATION

                                     113202

     The State Corporation Commission certifies that duplicate originals of the ARTICLES OF AMENDMENT attached hereto, duly signed and verified pursuant to the provisions of the BUSINESS Corporation Act, have been received by it and are found to conform to law.

     Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this CERTIFICATE OF AMENDMENT and attaches hereto a duplicate original of the ARTICLES OF AMENDMENT


                                    IN TESTIMONY WHEREOF, THE STATE CORPORATION
                                    COMMISSION OF THE STATE OF NEW MEXICO HAS
                                    CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS
                                    CHAIRMAN AND THE SEAL OF SAID COMMISSION TO
                                    BE AFFIXED AT THE CITY OF SANTA FE ON

                                                 December 11, 1986
                                    --------------------------------------------

ATTEST:

/s/ [ILLEGIBLE]                    /s/ [ILLEGIBLE]
------------------------------   -------------------------------------
                      Director                               Chairman

[SEAL]

                              ARTICLES OF AMENDMENT

                          TO ARTICLES OF INCORPORATION

                                       OF

                           TRINITY CAPITAL CORPORATION

     TRINITY CAPITAL CORPORATION, a New Mexico corporation, hereby amends its Articles of Incorporation in the following particulars and adopts the following Articles of Amendment:

     1.   The named of the corporation is "TRINITY CAPITAL CORPORATION".

     2.   The amendment adopted by the corporation is as follows:

          Article numbered "THIRD" of the Articles of Incorporation is amended to increase the aggregate number of shares which the corporation shall have authority to issue to one million (1,000,000), said amended article to read as follows:

          "THIRD: The aggregate number of shares which the corporation shall have authority to issue is one million (1,000,000) shares without par value."

     3. This amendment to the Articles of Incorporation was adopted by resolution of the Board of Directors of Trinity Capital Corporation on November 18, 1986.

     4. The corporation having only one (1) class of shares outstanding and the purpose of this amendment being solely to change the number of authorized shares, the adoption of

[SEAL]
these Articles of Amendment are adopted by the corporation's Board of Directors, not by its shareholders, as provided by the New Mexico Business Corporation Act,
Section 53-13-2, New Mexico Statutes Annotated, 1978.

     DATED: November 18, 1986.


                                                    /s/ William C. Enloe
                                                    ----------------------------
                                                    President


                                                    /s/ Steve W. Wells
                                                    ----------------------------
                                                    Secretary

STATE OF NEW MEXICO  )
                     )  ss.
COUNTY OF LOS ALAMOS )

     William C. Enloe and Steve W. Wells, being first duly sworn, upon their oaths depose and state that they are the President and Secretary respectively of Trinity Capital Corporation, a New Mexico corporation; that they have read, know and understand the contents of the foregoing Articles of Amendment to the Articles of Incorporation of Trinity Capital Corporation; that all statements contained therein are true.


                                                   /s/ William C. Enloe
                                                   -----------------------------
                                                   William C. Enloe.


                                                   /s/ Steve W. Wells
                                                   -----------------------------
                                                   Steve W. Wells

     Subscribed and sworn to before me this 18th day of November, 1986, by William C. Enloe and Steve W. Wells.

                                                   /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                   Notary Public

My commission expires:

      10-5-89

[SEAL]

                               STATE OF NEW MEXICO

                                     [SEAL]

                                    OFFICE OF
                        THE STATE CORPORATION COMMISSION

                            CERTIFICATE OF AMENDMENT

                                       OF

                           TRINITY CAPITAL CORPORATION

                                     3085461

     The State Corporation Commission certifies that duplicate originals of the Articles of Amendment attached hereto, duly signed and verified pursuant to the provisions of the
                            BUSINESS CORPORATION ACT
                         (53-11-1 to 53-18-12 NMSA 1978)
have been received by it and are found to conform to law.

     Accordingly, by virtue of the authority vested in it by law, the State Corporation Commission issues this Certificate of Amendment and attaches hereto a duplicate original of the Articles of Amendment.

Dated: DECEMBER 27, 1993

[SEAL]

                                    IN TESTIMONY WHEREOF, THE STATE CORPORATION
                                    COMMISSION OF THE STATE OF NEW MEXICO HAS
                                    CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS
                                    CHAIRMAN AND SEAL OF SAID COMMISSION TO BE
                                    AFFIXED AT THE CITY OF SANTA FE.


                                    /s/ [Illegible]
                                    --------------------------------------------
                                                                        Chairman

                                    /s/ [Illegible]
                                    --------------------------------------------
                                                                        Director

[SEAL]

                                     0853820
                                     SECOND

                              ARTICLES OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                           TRINITY CAPITAL CORPORATION

     TRINITY CAPITAL CORPORATION, a New Mexico Corporation, hereby amends its Articles of Incorporation, as previously amended, in the following particulars and adopts the following Articles of Amendment:

     1.   The name of the corporation is "TRINITY CAPITAL CORPORATION".

     2.   The amendment adopted by the corporation is as follows:

     Article numbered "THIRD" of the Articles of Incorporation is amended to increase the aggregate number of shares which the corporation shall have authority to issue from one million (1,000,000) to ten million (10,000,000), said amended article to read as follows:

          "THIRD: The aggregate number of shares which the corporation shall have authority to issue is ten million (10,000,000) shares without par value."

     3. This amendment to the Articles of Incorporation was adopted by resolution of the Board of Directors of Trinity Capital Corporation on December 21, 1993.

     4. The corporation having only one (1) class of shares outstanding and the purpose of this amendment being solely to change the number of authorized shares, these Articles of

Amendment are adopted by the corporation's Board of Directors, not by its shareholders, as provided by the New Mexico Business Corporation Act,
Section 53-13-2, New Mexico Statutes Annotated, 1978.

     DATED: December 22, 1993

                                                    /s/ William C. Enloe
                                                    ----------------------------
                                                    President

                                                    /s/ Steve W. Wells
                                                    ----------------------------
                                                    Secretary

STATE OF NEW MEXICO    )
                       ) ss.
COUNTY OF LOS ALAMOS   )

     William C. Enloe and Steve W. Wells, being first duly sworn, upon their oaths depose and state that they are the President and Secretary respectively of Trinity Capital Corporation, a New Mexico corporation; that they have read, know and understand the contents of the foregoing Articles of Amendment to the Articles of Incorporation of Trinity Capital Corporation; that all statements contained therein are true.

                                                    /s/ William C. Enloe
                                                    ----------------------------
                                                    William C. Enloe.

                                                    /s/ Steve W. Wells
                                                    ----------------------------
                                                    Steve W. Wells

     Subscribed and sworn to before me this 22nd day of December, 1993, by William C. Enloe and Steve W. Wells.

                                                    /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                    Notary Public

My Commission expires:

9-15-94